Exhibit 10.8

SERVICE LEVEL

AGREEMENT

THIS AGREEMENT (the “Agreement”) is dated as of this 17th day of January 2019, by and between Hancock Capital Investment Management, LLC (“HCIM”) and John Hancock Advisers, LLC (“JHA”).

WHEREAS, HCIM has entered into an agreement dated January 17, 2019 with the trusts listed in Appendix A (the “Funds”) to provide certain services to the funds as described therein (the “Service Agreement”); and

WHEREAS, HCIM desires to retain JHA to perform certain of the services described in the Service Agreement;

NOW, THEREFORE, HCIM and JHA hereby agree as follows:

1. Services. Subject to the general supervision of the Boards of Trustees of the Funds (the “Boards of Trustees”), JHA will provide to the Funds the services set forth below as are reasonably necessary for the operation of the Funds and that HCIM has deemed it appropriate to delegate to JHA (“Services”). The Services include, but may not be limited to:

A.	Legal services as follows:

(1)	Maintenance of each Fund’s registration statement and federal and state registration, as necessary;

(2)	Preparation of certain notices and proxy materials furnished to shareholders of the Funds;

(3)	Preparation of periodic reports of each Fund to regulatory authorities, including Form N-CEN;

(4)	Preparation of materials in connection with meetings of the Board of Trustees including minutes of the meeting and all Board Committee meetings;

(5)	Administration of the meetings of the Board of Trustees;

(6)	Preparation of written contracts, distribution plans, compliance procedures, corporate and trust documents and other legal documents;

(7)	Research advice and consultation about certain legal, regulatory and compliance issues;

(8)	Supervision, coordination and evaluation of certain services provided by outside counsel;

(9)	Responses to subpoenas and appropriate information requests for shareholder records;

(l0)	Assist with managing regulatory exams and inquires on behalf of the Funds; and

(11)	Management of litigation regarding the Funds.

B.	Tax Services as follows:

(1)	Arranging for, or participating in, the preparation and filing of all required tax returns for the Funds;

(2)	Review of required Fund distributions for excise, fiscal year-end and calendar year-end;

(3)	Review of “complex’’ securities purchased by the Funds;

(4)	Preparation of tax information that is included in a Fund’s Form 1099-DIV and distributed to third party intermediaries, as necessary;

(5)	Preparation of financial statement tax adjustments and disclosures for the Funds;

(6)	Monitoring regulatory compliance with applicable IRS rules and regulations;

(7)	Preparation of tax provisions for excise, fiscal year-end and calendar year end;

(8)	Analysis and consultation regarding certain tax matters;

(9)	Oversight of tax services provided by auditing firms such as Ernst & Young; and

(10)	Review of final distributions relating to Fund mergers.

C.	Treasury Services as follows:

(1)	Analysis and disposition of NAV errors including support for reimbursement of losses and reprocessing of fund shares;

(2)	Support for Fund dividend distributions;

(3)	Coordination and administration of Dividend Committee meetings;

(4)	Development of Accounting Policies; and

(5)	Review Fund prospectuses, as necessary.

D.	Financial Reporting as follows:

(1)

Preparation of financial data or reports required by the Securities and Exchange Commission or other regulatory authorities including the preparation of monthly, quarterly, semi-annual and annual reports for the Funds;

(2)	Preparation of Form N-CSR, Form N-Q, Form N-CEN, Form N-PORT, Form N- PX and CFTC reporting (as applicable) for the Funds;

(3)	Coordination of independent external audits for the Funds;

(4)	Administration and maintenance of the data management system;

(5)	Coordination and administration of CEO/CFO certification materials;

(6)	Coordination and administration of Accounting Policies Meeting;

(7)	Coordination and administration of Disclosure Controls & Procedures (DC&P) meetings;

(8)	Maintain the Funds’ US GAAP reporting policies;

(9)	Assist the Funds’ Audit Committees in annual fee proposals and monitor auditor independence;

(10)	Administer and review the pre-approval process for the Funds’ auditors regarding non-audit services engagements;

(11)	Review and on-going maintenance of Fund financial statement disclosures;

(12)	Provide confirmation support for external audit;

(13)	Perform financial reporting control assessments as needed;

(14)	Respond to SEC required reviews on financial statements;

(15)	Coordination and preparation of Board materials for Fund Administration, including materials for the annual Board meeting to review the Fund contracts; and

(16)	Coordinate Closed End Funds annual financial statements and Audit Committee approval.

E.	Performance as follows:

(1)	Review of the investment performance of the Funds and preparation of reports relating to such performance, as necessary.

F.	Compliance as follows:

(1)

Monitoring of post trade compliance by each Fund with applicable regulatory requirements, including the 1940 Act; the Securities Exchange Act of 1934, as amended; the Sarbanes-Oxley Act of 2002; Title V of the Gramm-Leach-Bliley Act (relating to the privacy of customer information); the Bank Secrecy Act (relating to money-laundering); and the Internal Revenue Code of 1986, as amended, and the rules and regulations under each thereof;

(2)	Review and processing of Fund litigation claims and settlements;

(3)	Testing of policies and procedures as required under Rule 38a-1 under the 1940 Act;

(4)	Maintenance of Rule 38a-1 Fund Administration policies and procedures;

(5)	Develop Fund Board and ad-hoc reporting on compliance related matters;

(6)	Review of sub-adviser compliance materials (if applicable);

(7)	Coordination with internal audit review;

(8)	Managing regulatory exams and inquires on behalf of the Funds;

(9)	Coordination and Supervision of Code of Ethics policies specifically covering MNPI and employee conduct related matters;

(10)	Review of related fees and expenses shared with the Funds.

G.	Service Provider Oversight (Vendor Management) as follows:

(1)	Assistance in the selection of service providers;

(2)	Negotiation of existing service provider agreements including appropriate amendments thereto;

(3)	Monitoring the performance of and the quality of services provided by service providers under such agreements;

(4)	Review and assess known relevant material compliance violations with service providers;

(5)	Reporting periodically to the Board of Trustees on the service providers and the services provided to the Funds;

(6)	Responding to requests from regulators regarding the service providers; and

(7)	Development and review of Service Level Agreements, as needed.

H.	Portfolio and Cash Management Services

(1)	Provide advice and consultative services as required for Fund events such as fund liquidations.

1.	Expense Services

(1)	Preparation of expense budget for each Fund;

(2)	Calculation of expense information included in Fund registration statements;

(3)	Review of Fund expenses and authorization for disbursement;

(4)	Supporting expense ratio disclosures for board materials; and

(5)	Reviewing the calculation of the management fee.

In connection with its provision of the Services, John Hancock will

(1)

Provide such staff and personnel as are reasonably necessary to perform the Services for the Funds. Without limiting the generality of the foregoing, such staff and personnel shall be deemed to include officers of John Hancock and its affiliates, and persons employed or otherwise retained by John Hancock, to provide or assist in providing the Services to the Funds; and

(2)	Provide the Funds with all office facilities to perform the Services.

JHA may provide certain additional Services as officers or employees of HCIM and JHA may determine is desirable from time to time.

2. Compensation. Any Services provided by JHA will be compensated at cost by HCIM.

3. Duration and Termination of Agreement. This Agreement shall remain in effect as long as and only to the extent that the Service Agreement remains in effect.

4. Amendment. No provision of this Agreement may be amended, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought.

5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to the choice of law provisions thereof.

6. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions of this Agreement or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A copy of the Declaration of Trust of each Fund which is organized as a Delaware statutory trust is on file with the Secretary of State of Delaware and provides that no Trustee, shareholder, officer, employee or agent of the Fund shall be subject to any personal liability in connection with Fund property or the affairs of the Fund, but that only the assets belonging to the Fund shall be liable.

(THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF. the undersigned have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

Hancock Capital Investment Management, LLC

By:	/s/ William T. Shields
Name: William T. Shields
Title: Assistant Vice President

John Hancock Advisers, LLC

By:	/s/ Jeff Long
Name: Jeff Long
Title: Chief Financial Officer

Appendix A

John Hancock GA Mortgage Trust

John Hancock GA Private Placement Trust

John Hancock GA Senior Loan Trust

A-1